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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 1999 included in this Form 10-K for the year ended December 31, 1998, into the previously filed registration statements of Physicians' Speciality Corp. on Form S-8 (File Nos. 333-41605 and 333-62033).



                                         ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 26, 1999